SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

                               March 3, 2005
                               -------------
                              Date of Report
                    (Date of earliest event reported)


                          LKA INTERNATIONAL, INC.
                          ------------------------
           (Exact name of registrant as specified in its charter)


   Delaware                       000-17106                      91-1428250
   --------                       ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)

                          3724 47th Street Ct. N.W.
                        Gig Harbor, Washington 98335
                        ----------------------------
                   (Address of Principal Executive Offices)

                               (253) 851-7486
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

          On March 3, 2005, LKA International, Inc., a Delaware corporation (the "Company"), and Caldera Partners Limited Partnership, a Washington limited partnership ("Caldera"), executed an Assignment of Interest in Joint Venture Agreement (the "Assignment"). Under the Assignment, Caldera assigned to the Company all of its interest in the proceeds and benefits derived from the Ute-Ule and Golden Wonder mining properties located in Lake City, Colorado (collectively, the "Properties"), in consideration of the Company's issuance to Caldera of 6,434,042 "unregistered" and "restricted" shares of its common stock. Prior to the date of the Assignment, the Company owned a 54.1% interest in the lease and royalty payments on the Properties through its wholly-owned subsidiary, LKA International, Inc., a Nevada corporation, with Caldera owning the remaining 45.9% interest. As a result of the Assignment, the Company is now entitled to receive all of the lease and royalty payments from the Properties.

          The Company's President and director, Kye A. Abraham, is also the sole general partner of Caldera.

Item 5.01   Changes in Control of Registrant.
            ---------------------------------

           As a result of the Company's issuance of 6,434,042 "unregistered" and "restricted" shares of its common stock to Caldera, Caldera will become the beneficial owner of approximately 50.4% of the Company's outstanding shares of common stock. Prior to the date of the Assignment, Caldera did not beneficially own any shares of the Company's common stock.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Description of Exhibit                          Exhibit Number
----------------------                          --------------

Assignment of Interest in Joint                  10
Venture Agreement

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   LKA INTERNATIONAL, INC.

Dated: 3-3-05                                       /s/ Kye A. Abraham
       ------                                      --------------------
                                                   Kye A. Abraham
                                                   President, Chairman
                                                   of the Board and
                                                   Director